UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                          Date of Report - June 6, 1995

Electronics, Missiles & Communications, Inc.
(Exact name of registrant as specified in its charter)

        Delaware                     1-6299                   13-1926296
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation)                     File Number)            Identification
                                                            Number)


Susquehanna Street Extension West, P.O. Box 68, White Haven, PA     18661-0068
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (717) 443-9575


                               NONE
Former name or former address, if changed since last report)


Item 1.     Changes in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not applicable.

Item 3.     Bankruptcy or Receivership.

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not applicable.

Item 5.     Other Events.

            On June 1, 1995, Shirley Chalmers, a member of the Registrant's Board of Directors, died. Ms. Chalmers was a member of the Board of Directors since 1969. At the time of her death, she beneficially owned approximately 17% of the Registrant's common stock.

Item 6.     Resignations of Registrant's Directors.

            Not applicable.

Item 7.     Financial Statements and Exhibits.

            Not applicable.

Item 8.     Change in Fiscal Year.

            Not applicable.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ELECTRONICS, MISSILES &
                              COMMUNICATIONS, INC.
                              (Registrant)

                              BY:James L. DeStefano /s/
                              James L. DeStefano
                              President/CEO

DATE: June 5, 1995